Note 9 - Income Taxes - 10Q	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

9. Income Taxes

We did not have an income tax provision for the nine-months ended September 30, 2013. The income tax benefit of $0.4 million for the nine-months ended September 30, 2012 resulted from the utilization of deferred tax assets to offset a deferred tax liability associated with the PAH acquisition. We have incurred losses and therefore have provided a valuation allowance against our remaining net deferred tax assets. The VeriTeQ Transaction was a tax-free reorganization, and as a result of the change in control of VC resulting from the VeriTeQ Transaction, virtually all of VC’s net operating loss carryforwards became limited under IRC section 382.

Differences in the effective income tax rates from the statutory federal income tax rate arise from state and foreign income taxes (benefits), net of federal tax effects, and the increase or reduction of valuation allowances related to net operating loss carryforwards.

8. Income Taxes

The benefit for income taxes consists of:

	December 31, 2012	December 14, 2011 (Inception) to December 31, 2011
Current income tax benefit	—	—

Deferred income taxes benefit	800	—
Total income tax benefit	$800	$—

The income tax benefit for 2012 related to the recognition of a deferred tax liability associated with the PAH acquisition. We have incurred losses and therefore have provided a valuation allowance of approximately $0.1 million against our net deferred tax asset.

The tax effects of temporary differences and carryforwards that give rise to significant portions of deferred tax assets and liabilities consist of the following:

	2012	2011
Deferred tax assets:
Accrued compensation and stock-based compensation	$401	$—
Net operating loss carryforwards	454	7
Gross deferred tax assets	855	7
Valuation allowance	(152)	(7)
Deferred tax liabilities:
Amortization of intangible assets	(703)	—
Gross deferred tax liabilities	(703)	—
Net Deferred Tax Assets	$—	$—

The valuation allowance for deferred tax assets increased by $0.2 million in 2012, due primarily to the generation of net operating losses

At December 31, 2012, we had U.S. net operating loss carryforwards of approximately $1.2 million for income tax purposes, which expire in 2032.

The amount of any benefit from our U.S. tax net operating losses is dependent on: (1) our ability to generate future taxable income and (2) the unexpired amount of net operating loss carryforwards available to offset amounts payable on such taxable income. Any greater than a fifty percent change in ownership under IRC section 382 places significant annual limitations on the use of our U.S. net operating losses to offset any future taxable U.S. income we may generate. Certain transactions could cause a more than fifty percent ownership change in the future, including (a) additional issuances of shares of common stock by us or (b) acquisitions or sales of shares by certain holders of our shares, including persons who have held, currently hold, or accumulate in the future five percent or more of our outstanding stock.

The reconciliation of the effective tax rate with the statutory federal income tax (benefit) rate is as follows:

	2012	2011
	%	%

Statutory tax/(benefit) rate	(35)	(35)
State income taxes, net of federal benefits	(4)	(4)
Change in deferred tax asset valuation allowance	6	39
	(33)	—

We file income tax returns in the U.S. federal jurisdiction and various states in which we operate. We have not yet filed our U.S. federal and state income tax returns for 2012 and we do not currently have any examinations ongoing. Tax returns for the years 2011 onwards are subject to federal, state or local examinations. The Company has no unrecognized tax benefits for the years ended December 31, 2012 and 2011.